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                                                                 Exhibit 4

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[LOGO]                              [LOGO]                   [LOGO]
  COMMON STOCK                                           COMMON STOCK
 PAR VALUE $.001                                        PAR VALUE $.001

    INCORPORATED UNDER THE LAWS                          SEE REVERSE FOR CERTAIN
      OF THE STATE OF NEVADA           DEOTEXIS, INC.           DEFINITIONS
AUTHORIZED STOCK 75,000,000 SHARES                          CUSIP 249507 10 4

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This certifies that ____________________________________________
is the owner of:

         FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

Deotexis, Inc. transferable on the books of the corporation by the holder hereof, in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

    This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

    In Witness Whereof, the corporation has caused this certificate to be signed by the facsimile signatures of its duly authorized officers and sealed with the facsimile seal of the corporation.

Dated:

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Countersign and Registered
    CONTINENTAL STOCK TRANSFER & TRUST COMPANY
                          TRANSFER AGENT AND REGISTRAR      [DEOTEXIS, INC.
                                                                SEAL]
By                                                                         [SIGNATURE]       [SIGNATURE]
                                  AUTHORIZED SIGNATURE                     CHAIRMAN          VICE CHAIRMAN
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                               DEOTEXIS, INC.

Explanation of Abbreviations

    The following abbreviations when used in the form of ownership on the face of this Certificate shall be construed as though they were written out in full according to applicable laws or regulations. Abbreviations in addition to those appearing below may be used.

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
    Phase Abbreviation        Equivalent                             Phase Abbreviation             Equivalent

    JT TEN                    As joint tenants, with right of        TEN BY ENT                    As tenants by the entireties
                              survivorship and not as tenants
                              in common

    TEN IN COM                As tenants in common                   UNIF GIFT MIN ACT             Uniform Gifts to Minors Act
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
Word                                 Word                                        Word
Abbreviation    Equivalent           Abbreviation      Equivalent                Abbreviation     Equivalent
------------    ----------           ------------      ----------                -----------      ----------

ADM             Administrator(s)     EST               Estate, Of estate of      PAR               Paragraph
                Administratrix       EX                Executor(s), Executrix    PL                Public Law
AGMT            Agreement            FBO               For the benefit of        TR                (As) trustee(s). for, of
ART             Article              FDN               Foundation                U                 Under
CH              Chapter              GDN               Guardian(s)               UA                Under agreement
CUST            Custodian for        GDNSHP            Guardianship              UW                Under will of, Of will of,
DEC             Declaration          MIN               Minor(s)                                    Under last will & testament
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For value received, ______________________ hereby sell, assign and transfer unto

________________________________________________________________________________
            Please print or typewrite name and address of assignee

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
    Please insert Social Security or other identifying number of assignee

________________________________________________________________________________

_________________________________________________________________________ Shares
of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


_____________________________________________________________________, Attorney.
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

    Dated _____________________________

                                        X ______________________________________
                                          (Sign here exactly as name(s) shown
                                          on the face of this Certificate
                                          without any change or alteration
                                          whatever.)

Signature(s) Guaranteed:


By ____________________________________________________
   THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
   GUARANTOR INSTITUTION, (BANKS, STOCKBROKERS,
   SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
   MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
   MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad.-15.